Commitments	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments

The Company leases approximately 50,000 square feet of office and laboratory space in Lexington, Massachusetts under a non-cancelable operating lease agreement, or the 2008 Lease Agreement, as amended.  The term continues through September 30, 2018.

The 2008 Lease Agreement, and the subsequent amendment in August 2014, provided for tenant improvement allowances. Certain tenant improvement allowances were required to be repaid to the landlord monthly over the lease term, plus interest at a 10% annual rate. As such, the Company classified the portion of the allowance subject to repayment as a "leasehold improvement loan" on the Company's consolidated balance sheet. Other tenant improvement allowances not subject to repayment were classified in the accompanying balance sheet under the caption “deferred lease incentive.” As of December 31, 2015, the Company's repayment obligations for its tenant improvement allowances were fulfilled.
The Company is amortizing all leasehold improvement assets and deferred incentives over the remaining lease term, as amended, and is recognizing rental expense on a straight-line basis over the respective lease term including any free rent periods.
The future minimum lease payments under the 2008 Lease Agreement, as amended, is as follows (in thousands):

Base rent obligations
At December 31, 2015
2016	1,523
2017	1,573
2018	1,208
Total minimum lease payments	$4,304